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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 18, 2001 (April 16, 2001)
Protection One, Inc. (Exact Name of Registrant as Specified in Charter)	Protection One Alarm Monitoring, Inc. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)
0-247802 (Commission File Number)	33-73002-1 (Commission File Number)
93-1063818 (I.R.S. Employer Identification No.)	93-1065479 (I.R.S. Employer Identification No.)
818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)	818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)
(785) 575-1707 (Registrant's Telephone Number, Including Area Code)	(785) 575-1707 (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

    A copy of the Company's April 16, 2001 press release announcing the appointment of Richard Ginsburg as Chief Executive Officer and a member of the Company's Board of Directors is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

    Exhibit 99.1 — April 16, 2001 press release.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protection One, Inc.
Date:	April 18, 2001	By:	/s/ ANTHONY D. SOMMA Anthony D. Somma Chief Financial Officer
Protection One Alarm Monitoring, Inc.
Date:	April 18, 2001	By:	/s/ ANTHONY D. SOMMA Anthony D. Somma Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	April 16, 2001 press release.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX